UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 19, 2017
(Date of earliest event reported)	April 18, 2017

ONEOK PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-12202	93-1120873
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company __

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.__

Item 1.01		Entry Into a Material Definitive Agreement

On April 18, 2017, ONEOK Partners, L.P. (“ONEOK Partners” or “we”) entered into the first amendment (the “ONEOK Partners Amendment”) to its $1.0 billion unsecured term loan agreement dated as of January 8, 2016 (the “ONEOK Partners Term Loan Agreement”), with Mizuho Bank, Ltd., as administrative agent and a lender and the other lenders parties thereto. The ONEOK Partners Amendment provides that the ONEOK Partners Term Loan Agreement will be amended and restated in the form of the amended and restated term loan agreement (the “ONEOK Partners Amended and Restated Term Loan Agreement”) attached as an annex to the ONEOK Partners Amendment upon the completion of ONEOK Partners’ merger with and into a wholly owned subsidiary of ONEOK, Inc. (“ONEOK”) with ONEOK Partners continuing as the surviving entity and as a wholly owned subsidiary of ONEOK (the “Merger”) and the satisfaction of the other conditions set forth in the ONEOK Partners Amendment. The ONEOK Partners Amendment further provides that the ONEOK Partners Amended and Restated Term Loan Agreement will not become effective and that the ONEOK Partners Amendment will terminate and be of no further force and effect if the Merger has not been completed and the ONEOK Partners Amendment’s other conditions have not been satisfied by October 16, 2017.

The ONEOK Partners Amended and Restated Term Loan Agreement will continue to be unsecured and will have substantially the same terms as the ONEOK Partners Term Loan Agreement, but in addition to being guaranteed by our wholly owned subsidiary, ONEOK Partners Intermediate Limited Partners (the “Intermediate Partnership”), the ONEOK Partners Amended and Restated Term Loan Agreement will also be guaranteed by ONEOK. These guarantees will be evidenced by a guaranty agreement (the “Term Loan Guaranty Agreement”) made by ONEOK and by the Intermediate Partnership in favor of the ONEOK Partners Amended and Restated Term Loan Agreement’s administrative agent. The Term Loan Guaranty Agreement will be ONEOK’s and the Intermediate Partnership’s senior unsecured obligations and will rank equally in right of payment with all of ONEOK’s and the Intermediate Partnership’s existing and future senior unsecured indebtedness. The terms of the Term Loan Guaranty Agreement will be substantially similar to the Intermediate Partnership’s existing guaranties of ONEOK Partners’ outstanding senior notes.

The foregoing description of the ONEOK Partners Amendment (including the ONEOK Partners Amended and Restated Term Loan Agreement) is not complete and is in all respects subject to the actual provisions of the ONEOK Partners Amendment, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

10.1
First Amendment to Term Loan Agreement, dated as of April 18, 2017, among ONEOK Partners, L.P., Mizuho Bank, Ltd., as administrative agent and a lender, and the other lenders parties thereto (including the Amended and Restated Term Loan Agreement attached as an annex thereto).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK Partners, L.P. By: ONEOK Partners GP, L.L.C., General Partner

Date:	April 19, 2017	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

10.1
First Amendment to Term Loan Agreement, dated as of April 18, 2017, among ONEOK Partners, L.P., Mizuho Bank, Ltd., as administrative agent and a lender, and the other lenders parties thereto (including the Amended and Restated Term Loan Agreement attached as an annex thereto).

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